SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C.

                                     20549



                                 ------------

                                   FORM 8-K

                                 ------------



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): February 28, 1997
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                       TEXAS INSTRUMENTS INCORPORATED
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)



                   Delaware                          1-3761
           ------------------------           ---------------------
           (State of Incorporation)           (Commission File No.)



                                  75-0289970
                     ------------------------------------
                     (I.R.S. Employer Identification No.)



                        13500 North Central Expressway
              P. O. Box 655474, Dallas, Texas        75265-5474
             ----------------------------------------------------
             (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code:  972-995-3773
       -----------------------------------------------------------------



ITEM 2.  Acquisition or Disposition of Assets.

         On January 21, 1997, Texas Instruments Incorporated (the "Registrant") entered into an asset purchase agreement with AII Holding Corporation ("AIIH") and its parent, Acer Incorporated, pursuant to which AIIH agreed to purchase substantially all of the assets, and assume certain of the liabilities, of the Registrant's notebook computer business (the "Mobile Computing Business") at a purchase price equal to the net book value of the Mobile Computing Business at December 31, 1996, subject to adjustment for calendar 1997 operating losses incurred by the Mobile Computing Business. The closing of the sale of the U.S. portion of the Mobile Computing Business was consummated on February 28, 1997, and the Registrant anticipates that the non-U.S. portion of the transaction will be consummated on or about March 31, 1997.







































                                      2

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (b)  Pro Forma Financial Information.

              The following unaudited pro forma financial statement of income gives effect to the disposition of the Mobile Computing Business as if such transaction had occurred on January 1, 1996:

                        TEXAS INSTRUMENTS INCORPORATED
                  UNAUDITED PRO FORMA STATEMENT OF INCOME<F1>(1)
                         Year Ended December 31, 1996
              (in millions of dollars, except per-share amounts)

                                                                                 Pro Forma
                                                                              Adjustments for
                                                             Historical      Disposition of the       Texas
                                                               Texas          Mobile Computing      Instruments
                                                             Instruments          Business          as Adjusted
                                                              12/31/96         <F2>(2) <F3>(3)       12/31/96
                                                             -----------     ------------------     -----------
Net revenues                                                  $9,940             $(677)               $9,263

Operating costs and expenses:

        Cost of revenues                                       7,146              (814)                6,332

        Research and development                               1,181               (38)                1,143

        Marketing, general and administrative                  1,639              (121)                1,518
                                                              -------            ------               ------
                  Total                                        9,966              (973)                8,993
                                                              -------            ------               ------
Profit (loss from operations)                                    (26)              296                   270

Other income (expense) net                                        76                --                    76

Interest on loans                                                 73                --                    73
                                                              -------            ------               ------
Income (loss) before provision for income taxes                  (23)              296                   273

Provision for income taxes                                        23               104                   127
                                                              -------            ------               ------
Income (loss) from continuing operations                         (46)              192                   146
                                                              =======            ======               ======
Income (loss) from continuing operations per share            $ (.24)                                 $  .76
                                                              =======                                 ======


                    NOTES TO PRO FORMA STATEMENT OF INCOME

<F1>(1) A pro forma consolidated balance sheet is not presented herein because the assets and liabilities of the Mobile Computing Business were not material to the Registrant.



                                   3

<F2>(2) Amounts reflect operating results of the Mobile Computing Business for
1996.

<F3>(3) Operating results of the Mobile Computing Business include a fourth quarter pretax charge of $112 million, of which $101 million was for asset write-downs and $11 million was for severance actions completed by year end.

    In addition to the charge taken in the fourth quarter, the Registrant expects to take a charge in the first quarter of 1997 for severance and other costs associated with the sale of the Mobile Computing Business.



                                  SIGNATURE
                                  ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TEXAS INSTRUMENTS INCORPORATED



                                  By /s/ WILLIAM A. AYLESWORTH
                                    --------------------------
                                    William A. Aylesworth
                                    Senior Vice President, Treasurer
                                    and Chief Financial Officer


Date:  March 14, 1997












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